At the city of Los Mochis, Municipality of Ahome, State of Sinaloa, Republic of Mexico on the 1st day of the month of July of the year 2010 (two thousand and ten), there appeared before me, on one hand, the Mercantile Society named “AMERICAN METAL MINING”, S. A. DE C. V., that here following will be named “THE ASSOCIATING PARTY”, legally represented in this act by its sole administrator, Mr. RAMIRO TREVIZO LEDEZMA; and on the other hand, Messrs., CELERINO GODÍNEZ APODACA, SERGIO ESTEBAN BETANCOURT PINTADO, HILARIO GUEVARA GALVÁN, SERGIO GODÍNEZ CARRIÓN AND RUBÉN GRANDE GARCÍA, who here following will be name THE ASSOCIATES”, all of them represented by the first named individual being Mr. CELERINO GODÍNEZ APODACA who also appears per his own right and who here following will be named the “CO-ASSOCIATE” with the purpose of celebrating an PARTICIPATION ASSOCIATION CONTRACT, as per the following previous facts, declarations and clauses.

PREVIOUS FACT

I. “THE ASSOCIATES” CELERINO GODÍNEZ APODACA, SERGIO ESTEBAN BETANCOURT PINTADO, HILARIO GUEVARA GALVÁN, SERGIO GODÍNEZ CARRIÓN AND RUBEN GRANDE GARCÍA are the legitimate title Holders of the mining Rights derived from the concession described following (the “CONCESSION”), each one of them owning 20% of the rights described, that is:

Lot	GODÍNEZ
Title	234,937
File	095/13234
Surface	700.0000 Hectares
Location	Municipality of El Fuerte, State of Sinaloa
Issued	14th September 2009
Standing	14th September 2009 to 14th September 2059
Inscription	Act 277, page 139, Volume 378 of the Book of Mining Concessions

II. Because of the convenience to both parties’ interests, the have decided to grant this present participation in association contract with the purpose that the CONCESSION be managed, operated, explored and exploited by the ASSOCIATING PARTY and that profits, earnings and benefits, as well as of the losses derived from such activities be split among the parties heeding to the terms and conditions described following:

DECLARATIONS

I. The ASSOCIATING PARTY declares through its legal representative and under oath of stating the truth that:

1. It is a Mexican Mercantile Society, specifically a Stock company with Varying amount of Capital duly established and operating in agreement with the applicable and current legislation in the United States of Mexico as evinced in Public Writ number 17,227 granted on the 4th December 2006 before testimony of Mr. EUGENIO FERNANDO GARCÍA RUSSEK, attorney and applicant to the post of Notary Public and ascribed to Public Notary number 28 of the Morelos Judicial District, State of Chihuahua and acting as Public Notary per license of the office’s Title Holder Mr. FELIPE COLOMO CASTRO, attorney; public instrument duly inscribed in the Public Registry of Commerce of said District under electronic mercantile folio number 23,327*10.

2. They enjoy the powers, mandates and the necessary and sufficient faculties to grant this present contract as is evinced in the described Public Instrument in the above indicated numeral, and same that have not been limited, restrained, suspended or revoked.

3. To be duly inscribed in the Federal Taxpayers Registry with Fiscal identification certificate number AMM-061204-4R7 and being to date current in its income tax payments and other contributions that have corresponded in agreement with the applicable and current Fiscal Legislation.

4. The possibility of developing all kinds of mining activities has been contemplated within its social purpose such as the ones integrating the object of this present contract.

5. To be duly inscribed before the competent federal authorities in order to carry out all kinds of mining activities, as well to become title holder of the rights derived from the concessions granted in this matter.

6. It enjoys the required authorizations to grant this present contract on the part of the company’s shareholders on having complied with any of the applicable statutory or corporate requirements.

7. In enjoys the material resources, among others, the necessary machinery and adequate equipment, as well as the necessary human resources and the needed economic and capital required in order to comply in whole with the obligations it undertakes by virtue of the grant of this present contract; and,

8. It is the wish of the company he represents to grant this present contract with the purpose that the CONCESSION be managed, operated, explored and exploited by its representative under the scheme of Associate Participation with the ASSOCIATES and CO-ASSOCIATE, heeding in every instance to the terms and conditions included following:

II. Mr. SERGIO ESTEBAN BETANCOURT PINTADO, through the offices of his general proxy and under oath of stating the truth, declares that:

1. He is a Mexican citizen, of age, in full enjoyment of his mental and physical capacities and enabled to exercise trade (commerce) and in consequence he enjoys the personality and required capacity to grant this present contract.

2. To be married in civil court under the bond of joint sharing of goods with MARÍA ROSALBA PEREDA CORRALES on the 8th June 1992 at the city of Mazatlán, Sinaloa.

3. Its representative CELERINO GODÍNEZ APODACA enjoys the powers, mandates and the sufficient and necessary faculties in order to grant this present contract in his name and is evinced in Public Writing number 15,504 granted on the 11th May 2010 before testimony of Mr. JAIME HUMBERTO CECEÑA IMPERIAL, attorney and Public Notary number 143 of the city of Los Mochis, Municipality of Ahome, Sinaloa, instrument by virtue of which is accredited the grant in his favor of a general power for litigation and collection, for acts of administration and of dominion, limiting the exercise of same to the rights that the grantor owes on the CONCESSION, and same that to date have not been revoked, limited, suspended or restrained in any manner whatsoever.

4. Under the terms of the applicable and current civil legislation and taking into consideration that MARÍA ROSALBA PEREDA CORRALES appeared before the grant of the before stated Public Writ authorizing him for all purposes that may arise, there will be no need for approval or ratification of any kind by the part of this latter regarding the manner in which CELERINO GODÍNEZ APODACA exercises such poers, mandates and faculties that were granted as his wife’s representative.

5. To be duly inscribed in the Federal Taxpayers Registry with Fiscal identification certificate number _______________ and being to date current in its income tax payments and other contributions that have corresponded in agreement with the applicable and current Fiscal Legislation

6. He is duly authorized on the part of the competent fiscal authorities to issue in favor of the ASSOCIATING PARTY the vouchers corresponding to the counterclaims received as derived from the execution of this present instrument under the terms of the following clauses.

7. As of the date of this present act he has not subscribed any agreement or contract whose objects be directly or indirectly the mining rights of which he is title holder regarding the CONCESSION and thus the signing of this instrument does not imply non compliance in any way on his part of injury to any third party, in addition of accounting for the legitimacy to make use of them freely in order to integrate them to this present association in participation.

8. In so far as he is in the knowledge of, the CONCESSION is free to date on the payment of rights and of any other contribution that might have corresponded in agreement with the Mining Law and its Ruling, as well as having complied with the obligations that such legislation imposes on title holders of mining concessions, and,

9. It is his will to grant this present contract with the purpose that the CONCESSION be managed, operated, explored and exploited by the ASSOCIATING PARTY under the scheme of Associate partnership and rendering for such  a purpose the exclusive rights he detents to carry out the mentioned activities heeding to the terms and conditions described following.

III. Mr. HILARIO GUEVARA GALVÁN, through the offices of his general proxy and under oath of stating the truth, declares that:

1. He is a Mexican citizen, of age, in full enjoyment of his mental and physical capacities and enabled to exercise trade (commerce) and in consequence he enjoys the personality and required capacity to grant this present contract.

2. To be married in civil court under the bond of joint sharing of goods with SARA SULIM MADERO RAMÍREZ on the 10th February 2005 at the city of Mazatlán, Sinaloa.

3. Its representative CELERINO GODÍNEZ APODACA enjoys the powers, mandates and the sufficient and necessary faculties in order to grant this present contract in his name and is evinced in Public Writing number 15,504 granted on the 11th May 2010 before testimony of Mr. JAIME HUMBERTO CECEÑA IMPERIAL, attorney and Public Notary number 143 of the city of Los Mochis, Municipality of Ahome, Sinaloa, instrument by virtue of which is accredited the grant in his favor of a general power for litigation and collection, for acts of administration and of dominion, limiting the exercise of same to the rights that the grantor owes on the CONCESSION, and same that to date have not been revoked, limited, suspended or restrained in any manner whatsoever.

4. Under the terms of the applicable and current civil legislation and taking into consideration that SARA SULIM MADERO RAMÍREZ appeared before the grant of the before stated Public Writ authorizing him for all purposes that may arise, there will be no need for approval or ratification of any kind by the part of this latter regarding the manner in which CELERINO GODÍNEZ APODACA exercises such powers, mandates and faculties that were granted as his wife’s representative.

5. To be duly inscribed in the Federal Taxpayers Registry with Fiscal identification certificate number _______________ and being to date current in its income tax payments and other contributions that have corresponded in agreement with the applicable and current Fiscal Legislation

6. He is duly authorized on the part of the competent fiscal authorities to issue in favor of the ASSOCIATING PARTY the vouchers corresponding to the counterclaims received as derived from the execution of this present instrument under the terms of the following clauses.

7. As of the date of this present act he has not subscribed any agreement or contract whose objects be directly or indirectly the mining rights of which he is title holder regarding the CONCESSION and thus the signing of this instrument does not imply non compliance in any way on his part of injury to any third party, in addition of accounting for the legitimacy to make use of them freely in order to integrate them to this present association in participation.

8. In so far as he is in the knowledge of, the CONCESSION is free to date on the payment of rights and of any other contribution that might have corresponded in agreement with the Mining Law and its Ruling, as well as having complied with the obligations that such legislation imposes on title holders of mining concessions, and,

9. It is his will to grant this present contract with the purpose that the CONCESSION be managed, operated, explored and exploited by the ASSOCIATING PARTY under the scheme of Associate partnership and rendering for such  a purpose the exclusive rights he detents to carry out the mentioned activities heeding to the terms and conditions described following.

IV. Mr. SERGIO GODÍNEZ CARRIÓN, through the offices of his general proxy and under oath of stating the truth, declares that:

1. He is a Mexican citizen, of age, in full enjoyment of his mental and physical capacities and enabled to exercise trade (commerce) and in consequence he enjoys the personality and required capacity to grant this present contract.

2. To be married in civil court under the bond of joint sharing of goods with CARMEN LINA GUTIÉRREZ MEDINA on the 19h December 1993 at the city of Mazatlán, Sinaloa.

3. Its representative CELERINO GODÍNEZ APODACA enjoys the powers, mandates and the sufficient and necessary faculties in order to grant this present contract in his name and is evinced in Public Writing number 15,504 granted on the 11th May 2010 before testimony of Mr. JAIME HUMBERTO CECEÑA IMPERIAL, attorney and Public Notary number 143 of the city of Los Mochis, Municipality of Ahome, Sinaloa, instrument by virtue of which is accredited the grant in his favor of a general power for litigation and collection, for acts of administration and of dominion, limiting the exercise of same to the rights that the grantor owes on the CONCESSION, and same that to date have not been revoked, limited, suspended or restrained in any manner whatsoever.

4. Under the terms of the applicable and current civil legislation and taking into consideration that CARMEN LINA GUTIÉRREZ MEDINA appeared before the grant of the before stated Public Writ authorizing him for all purposes that may arise, there will be no need for approval or ratification of any kind by the part of this latter regarding the manner in which CELERINO GODÍNEZ APODACA exercises such powers, mandates and faculties that were granted as his wife’s representative.

5. To be duly inscribed in the Federal Taxpayers Registry with Fiscal identification certificate number _______________ and being to date current in its income tax payments and other contributions that have corresponded in agreement with the applicable and current Fiscal Legislation

6. He is duly authorized on the part of the competent fiscal authorities to issue in favor of the ASSOCIATING PARTY the vouchers corresponding to the counterclaims received as derived from the execution of this present instrument under the terms of the following clauses.

7. As of the date of this present act he has not subscribed any agreement or contract whose objects be directly or indirectly the mining rights of which he is title holder regarding the CONCESSION and thus the signing of this instrument does not imply non compliance in any way on his part of injury to any third party, in addition of accounting for the legitimacy to make use of them freely in order to integrate them to this present association in participation.

8. In so far as he is in the knowledge of, the CONCESSION is free to date on the payment of rights and of any other contribution that might have corresponded in agreement with the Mining Law and its Ruling, as well as having complied with the obligations that such legislation imposes on title holders of mining concessions, and,

9. It is his will to grant this present contract with the purpose that the CONCESSION be managed, operated, explored and exploited by the ASSOCIATING PARTY under the scheme of Associate partnership and rendering for such  a purpose the exclusive rights he detents to carry out the mentioned activities heeding to the terms and conditions described following.

V. Mr. RUBÉN GRANDE GARCÍA, through the offices of his general proxy and under oath of stating the truth, declares that:

1. He is a Mexican citizen, of age, in full enjoyment of his mental and physical capacities and enabled to exercise trade (commerce) and in consequence he enjoys the personality and required capacity to grant this present contract.

2. To be married in civil court under the bond of joint sharing of goods with SANDRA YADIRA ALEMÁN TRUJILLO on the 10h December 1999 at the city of Mazatlán, Sinaloa.

3. Its representative CELERINO GODÍNEZ APODACA enjoys the powers, mandates and the sufficient and necessary faculties in order to grant this present contract in his name and is evinced in Public Writing number 15,504 granted on the 11th May 2010 before testimony of Mr. JAIME HUMBERTO CECEÑA IMPERIAL, attorney and Public Notary number 143 of the city of Los Mochis, Municipality of Ahome, Sinaloa, instrument by virtue of which is accredited the grant in his favor of a general power for litigation and collection, for acts of administration and of dominion, limiting the exercise of same to the rights that the grantor owes on the CONCESSION, and same that to date have not been revoked, limited, suspended or restrained in any manner whatsoever.

4. Under the terms of the applicable and current civil legislation and taking into consideration that SANDRA YADIRA ALEMÁN TRUJILLO appeared before the grant of the before stated Public Writ authorizing him for all purposes that may arise, there will be no need for approval or ratification of any kind by the part of this latter regarding the manner in which CELERINO GODÍNEZ APODACA exercises such powers, mandates and faculties that were granted as his wife’s representative

5. To be duly inscribed in the Federal Taxpayers Registry with Fiscal identification certificate number _______________ and being to date current in its income tax payments and other contributions that have corresponded in agreement with the applicable and current Fiscal Legislation

6. He is duly authorized on the part of the competent fiscal authorities to issue in favor of the ASSOCIATING PARTY the vouchers corresponding to the counterclaims received as derived from the execution of this present instrument under the terms of the following clauses.

7. As of the date of this present act he has not subscribed any agreement or contract whose objects be directly or indirectly the mining rights of which he is title holder regarding the CONCESSION and thus the signing of this instrument does not imply non compliance in any way on his part of injury to any third party, in addition of accounting for the legitimacy to make use of them freely in order to integrate them to this present association in participation.

8. In so far as he is in the knowledge of, the CONCESSION is free to date on the payment of rights and of any other contribution that might have corresponded in agreement with the Mining Law and its Ruling, as well as having complied with the obligations that such legislation imposes on title holders of mining concessions, and,

9. It is his will to grant this present contract with the purpose that the CONCESSION be managed, operated, explored and exploited by the ASSOCIATING PARTY under the scheme of Associate partnership and rendering for such  a purpose the exclusive rights he detents to carry out the mentioned activities heeding to the terms and conditions described following.

VI. Mr. CELERINO GODÍNEZ APODACA, per his own right and under oath of stating the truth, declares that:

1. He is a Mexican citizen, of age, in full enjoyment of his mental and physical capacities and enabled to exercise trade (commerce) and in consequence he enjoys the personality and required capacity to grant this present contract.

2. To be duly inscribed in the Federal Taxpayers Registry with Fiscal identification certificate number _______________ and being to date current in its income tax payments and other contributions that have corresponded in agreement with the applicable and current Fiscal Legislation

3. He is duly authorized on the part of the competent fiscal authorities to issue in favor of the ASSOCIATING PARTY the vouchers corresponding to the counterclaims received as derived from the execution of this present instrument under the terms of the following clauses.

4. As of the date of this present act he has not subscribed any agreement or contract whose objects be directly or indirectly the mining rights of which he is title holder regarding the CONCESSION and thus the signing of this instrument does not imply non compliance in any way on his part of injury to any third party, in addition of accounting for the legitimacy to make use of them freely in order to integrate them to this present association in participation.

5. In so far as he is in the knowledge of, the CONCESSION is free to date on the payment of rights and of any other contribution that might have corresponded in agreement with the Mining Law and its Ruling, as well as having complied with the obligations that such legislation imposes on title holders of mining concessions, and,

6. It is his will to grant this present contract with the purpose that the CONCESSION be managed, operated, explored and exploited by the ASSOCIATING PARTY under the scheme of Associate partnership and rendering for such  a purpose the exclusive rights he detents to carry out the mentioned activities heeding to the terms and conditions described following.

VII. Mr. GUADALUPE NÁVAREZ COTA in his personality as CO-ASSOCIATE and under oath of stating the truth declares that:

1. He is a Mexican citizen, of age, in full enjoyment of his mental and physical capacities and enabled to exercise trade (commerce) and in consequence he enjoys the personality and required capacity to grant this present contract.

2. To be married in civil court under the bond of separation of goods with ROSARIO MONTIEL MONTIEL DE NÁVAREZ on the 22nd November 1974 in this city.

3. To be duly inscribed in the Federal Taxpayers Registry with Fiscal identification certificate number NACG-551028-D4A and being to date current in its income tax payments and other contributions that have corresponded in agreement with the applicable and current Fiscal Legislation

4. He is duly authorized on the part of the competent fiscal authorities to issue in favor of the ASSOCIATING PARTY the vouchers corresponding to the counterclaims received as derived from the execution of this present instrument under the terms of the following clauses.

5. It Is his free will to subscribe this present contract heeding in every instance with the terms and conditions described following.

VIII. All PARTIES declare through the offices of their legal representatives and per their own right, under oath of stating the truth that they appear to the granting of this present contract in good faith, free of any deceit, error, violence or any other vitiation in their consent with the purpose of committing themselves to its compliance; likewise, and indicatively, the ASSOCIATE PARTY and the ASSOCIATES that for all effects of compliance and execution of this present contract, they acknowledge Mr. GUADALUPE NÁVAREZ COTA as CO-ASSOCIATE; and, on the other hand, the following named ASSOCIATES SERGIO ESTEBAN BETANCOURT PINTADO, HILRIO GUEVARA GALVÁN, SERGIO GODÍNEZ CARRIÓN AND RUBÉN GRANDE GARCÍA, declare, all of them being represented by Mr. CELERINO GODÍNEZ APODACA as general proxy and this latter per his own right, that they are nearing the closure of establishing a mercantile society as a company that will be named “MINA GODÍNEZ, S. A. DE C. V.”, or in another guise, agreeing with the permit to be granted from competent authorities in which will be included as partner of the same corporation of private right Mr. GUADALUPE NÁVAREZ COTA precisely, in such a manner that same company be recognized by the ASSOCIATING PARTY and the ASSOCIATES as ASSOCIATE or CO-ASSOCIATE of the private individuals as of today ASSOCIATED: SERGIO ESTEBAN BETANCOURT PINTADO, HILARIO GUEVARA GALVÁN, SERGIO GODÍNEZ CARRIÓN AND RUBÉN GRANDE GARCÍA, all of these gentlemen represented by Mr. CELERINO GODÍNEZ APODACA and this latter per his own right.

CLAUSES

FIRST. PARTNERSHIP IN ASSOCIATION: Under the terms of the disposition of article 252 of the General Law of Mercantile Societies, among other applicable and current legal dispositions, by virtue of the granting of this present contract PARTIES agree in establishing a mercantile relationship under the scheme of PARTNERSHIP IN ASSOCIATION by means of which a specific mercantile negotiation will be set up and which will consist in the administration, operation, exploration and exploitation of the CONCESSION, among other possible mining activities under the terms of the applicable legislation (the “ACTIVITIES”) and proportioning to such a purpose the rights, goods and described resources in the following clauses and sharing profits, earning and losses derived by carrying out the ACTIVITIES as established following.

Agreeing with the prescription of article 253 of the General Law of Mercantile Societies, the described association will not have a judicial personality or social name or any denomination by which it can be identified.

Also, in this act, on one hand, the associates SERGIO GODÍNEZ CARRIÓN and RUBÉN GRANDE GARCÍA, all of them represented by Mr. CELERINO GODÍNEZ APODACA as general proxy and this latter per his own right, through the offices of their legal representative, commit themselves in all due opportunity in notifying the ASSOCIATING PARTY everything pertaining to the legal existence of the mercantile negotiation or company that will be established by them in Public Writ and that will be named “MINA GODÍNEZ, S. A. DE C. V.”, or named as permitted by competent authorities and in which Mr. GUADALUPE NÁVAREZ COTA will also be included as partner; such corporation to be established will intervene as CO-ASSOCIATE of the afore mentioned ones private individuals today named as ASSOCIATES; and on the other hand, in this act the ASSOCIATING PARTY will commit itself to recognize such mercantile negotiation to be established as CO-ASSOCIATE of the before named ASSOCIATES for all purposes of this present contract and without harm that the ASSOCIATING PARTY and ASSOCIATES acknowledge him as well in a complementary agreement.

SECOND. CONTRIBUTION OF RIGHTS, GOODS, SERVICES AND RESOURCES: With the purpose of being able to carry out the ACTIVITIES regarding the CONCESSION, by virtue of the granting of this present contract, parties agree expressly in contributing the following rights, goods, services and resources (the CONTRIBUTIONS).

1. In effect as of the date of the granting of this contract, the ASSOCIATES contribute in favor of the ASSOCIATING PARTY free of any lien, attachment, burden or limitation the contributions corresponding to each under the terms of the previous facts afore mentioned, 100% (one hundred per cent) of the mining rights derived from the CONCESSION, same that include the exclusive rights to manage, operate, explore and exploit the respective mining lot (the LOT), and,

2. During the current status of this contract the ASSOCIATING PARTY will contribute at his cost and risk, per himself o through any third party, the totality of the works, constructions, buildings, access roads and any necessary improvement at LOT for the due development of the ACTIVITIES. Furthermore, the ASSOCIATING PARTY commits itself to contribute at his cost and risk, the necessary machinery and the adequate equipment for the purpose in mention. Likewise, the ASSOCIATING PARTY will set up at LOT and will make use of the totality of the machinery and equipment deemed convenient for the development of the activities.

THIRD. TRANSFER OF PROPERTY AND RIGHTS: Under the terms of article 257 of the General Law of Mercantile Societies, parties agree expressly that regarding the CONTRIBUTIONS surrendered by each in order to carry out the ACTIVITIES, under to supposition will it be considered same as transfers of property or of rights in favor the counterpart or of any third party. Consequently, during the duration of this present contract the ASSOCIATES will continue as the legitimate title holders of the mining rights derived from the CONCESSION, and the totality of the works, constructions and improvements, as well as the machinery and equipment used for the development of the ACTIVITIES will remain the exclusive property of the ASSOCIATING PARTY.

Likewise, for all legal purposes parties expressly agree that in the supposition it becomes necessary the contribution of other rights or goods in the future in order to carry out the ACTIVITIES, be these related with mobile goods or real estate, the party proportioning such goods will keep property on same.

FOURTH. REPARATION IN CASE OF EVICTION: Parties commit themselves to each other to answer for any reparation in case of eviction for the CONTRIBUTIONS carried out by virtue of this contract.

FIFTH. ADMINISTRATIVE OBLIGATION: For as long as this contract lasts parties expressly commit themselves to keep current and in good condition the CONTRIBUTIONS or any other future contribution carried out by them and complying to such a purpose with the totality of administration paper work required as well as payment of taxes, rights or corresponding contributions in agreement with the applicable and current legislation.

Likewise, the ASSOCIATING PARTY through its legal representative commits itself to surrender a written report addressed to the ASSOCIATES or CO-ASSOCIATES in relation to the ACTIVITIES described in the first paragraph of the first clause, every three months and giving notice of such at the conventional address indicated for such a purpose and which is located on Calle 10, number 1831, Colonia Rubén Jaramillo of this city of Los Mochis, Ahome, Sinaloa.

SIXTH. PAYMENT OF MINING RIGHTS: As of the onset of the granting and ratification of this present contract before Public Notary and that for such a purpose Mr. JAIME HUMBERTO CECEÑA IMPERIAL, attorney, is named, in residence and in exercise within this Municipality of Ahome, Sinaloa, and for as long as the contract remains current, it will be the ASSOCIATING PARTY’S obligation to cover for the required rights with the purpose of keeping the rights updated that are derived from the CONCESSIONS in favor of the ASSOCIATES and CO-ASSOCIATES, heeding with the disposition of the applicable and current legislation. In case it be required, the ASSOCIATING PARTY must deliver to the ASSOCIATES and CO-ASSOCIATES within a reasonable lapse of time as of the date of the respective request, ordinary copy of the documentation that accredits and proves compliances to the described obligations.

SEVENTH: FREEDOM OF DISCRETION DURING THE EXECUTION OF ACTIVITIES: It is expressly agreed by the parties that during the execution of the totality of ACTIVITIES, the ASSOCIATING PARTY will enjoy full technical, industrial, economic and commercial autonomy. Thus, it will have the liberty to chose to its own criterion the type, manner and order of process and systems implementation required for such a purpose.

However, the ASSOCIATING PARTY agrees with the ASSOCIATES and the CO-ASSOCIATES in naming overseer of such ACTIVITIES Messrs. CELERINO GODÍNEZ APODACA and GUADALUPE NÁVAREZ COTA; and authorizing them to intervene periodically in same every three months or when judged necessary on request by any of the parties.

EIGHTH. ACCESS TO SURFACE: The ASSOCIATES and the CO-ASSOCIATES expressly commit themselves to collaborate in a reasonable manner with the ASSOCIATING PARTY in obtaining the free and full access to the surface covering the CONCESSION in so far as such a right is indispensable to the due execution of the ACTIVITIES within the LOT.

NINTH. WORKS, CONSTRUCTIONS AND IMPROVEMENTS AT LOT: The ASSOCIATES and CO-ASSOCIATES expressly authorize that works, constructions, improvements and machinery implemented for carrying out the ACTIVITIES, be these goods property of the ASSOCIATING PARTY or of third parties hired by this latter to withdraw them at any time during the duration of this contract and extending such permit 90 natural days after termination of same if and ever such withdrawal does not represent any risks or danger in safety on the works carried out, in which case they must remain in place. It is especially agreed that permanent works of support and in general those undertakings to achieve safety and stability at mine cannot be withdrawn per the provisions of the Mining Law, its Ruling and other applicable and current legal dispositions.

TENTH. ADMINISTRATION, OPERATION, EXPLORATION AND EXPLOITATION OF CONCESSION: For as long as the duration of this present contract parties agree that the activities concerning the administration, operation, exploration and exploitation at CONCESSION will be undertaken by the ASSOCIATING PARTY heeding in every instance to the rules of operation and administration that for such a purpose they determine per common agreement after this date without harming the arrangement  set in the fifth clause, last paragraph and seventh clause, last paragraph of this present contract.

ELEVENTH. INVESTMENT IN THE UNDERTAKING OF ACTIVITIES: The ASSOCIATING PARTY will have the right to incur in expenses and to carry out the investments it deems pertinent for the development of the ACTIVITIES.

Regardless of the freedom of criterion granted, the ASSOCIATING PARTY must invest in the before mentioned concepts, at least, in the amount indicated by the applicable and current legal dispositions for such a purpose during each year of duration of this present contract bearing in mind the date of issuance of the mining concession title and the surface covered by the LOT of the CONCESSION in question.

TWELFTH. SUSPENSION OF INVESTMENT: If at any moment during the current status of this present contract it is deemed inconvenient by the parties to continue with the development of the ACTIVITIES, in common agreement they will decide the suspension or advanced termination of the contract.

THIRTEENTH. PRODUCTION AND BENEFICIAL USE OF MINERAL: It is expressly stipulated that during the current status of this contract, the ASSOCIATING PARTY can extract the amounts of mineral it needs to perform all types of sampling and metallurgical tests with the purpose of evaluating the mining potential of the CONCESSION, and, naturally, by previous written consent that will be granted by the ASSOCIATES and the CO-ASSOCIATES.

In this sense, parties convene that during the current standing of this present contract, production processes of the amounts of mineral extracted from the CONCESSION, be it to carry out sampling and metallurgical testing or for the purpose of trade, will be done at the mining nit known as “MESA DURA” of which the ASSOCIATING PARTY is title holder. The totality of expenditures and costs incurred in by the production processes of the mineral extracted, will be charged to the ASSOCIATING PARTY and same must be reimbursed to this latter as per the stipulation set in the following clause.

FOURTEENTH. EARNINGS, PROFITS AND RE-INVESTMENT. PLACE OF PAYMENT OF EARNINGS AND PROFITS: Parties expressly agree that earnings and profits derived from the execution of the ACTIVITIES carried out by the ASSOCIATING PARTY on the CONCESSION during the standing of this present contract, will be destined complying to the following rules:

1. With the purpose of recovering the amount of the investment carried out by the ASSOCIATING PARTY, parties agree that earnings and profits derived from the development of the ACTIVITIES regarding the CONCESSION, 60% (sixty per cent) be paid on a monthly basis in favor of the ASSOCIATING PARTY until full reimbursement is reached.

2. Once the total reimbursement is reached as well as the COST OF PRODUCTION and having covering for the remaining expenses, contributions and related taxes, earnings derived from the development of the ACTIVITIES will be split in the following manner:

SUBJECTS	PARTICIPATION
The Associating Party	40%
Celerino Godínez Apodaca (Associate)	8%
Sergio Esteban Betancourt Pintado (Associate)	8%
Hilario Guevara Galván (Associate)	8%
Sergio Godínez Carrión (Associate)	8%
Rubén Grande García (Associate)	8%
Guadalupe Návarez Cota (Co-Associate)	20%

3. For such a purpose, both the CO-ASSOCIATE as the ASSOCIATES will have the right to reasonably request from the ASSOCIATING PARTY information related with the development of the ACTIVITIES, information that cannot be withheld. Such request must be done in writing under whatever circumstance and delivered to the ASSOCIATING PARTY that within the following 15 (fifteen) able days of receipt the latter may gather the information requested in order to render it to the requesting party.

4. Regarding the payment of earnings and profits described, the ASSOCIATING PARTY commits itself to pay in favor of the ASSOCIATES and the CO-ASSOCIATES the amount that periodically correspond to them, at least every six months according to the payments received derived from the trade and sale of the extracted mineral of the CONCESSION, and place of payment of such earnings and profits must done to the ASSOCIATES and the CO-ASSOCIATES precisely at the address located which is Calle 10, number 1831, Colonia Rubén Jaramillo of this city of Los Mochis, Ahome, Sinaloa.

5. Also, the ASSOCIATING PARTY for the purpose of payments of earnings and profits recognizes as creditors and debtors in solidarity the ASSOCIATES and CO-ASSOCIATES for purposes of this present contract under the terms of articles 1987, 1988 and 1989 of the Federal Civil Code.

FIFTEENTH. CONDUCT: Heeding the disposition of article 256 of the General Law of Mercantile Societies, the ASSOCIATING PARTY commits itself to an action of conduct always on its own name and reason why there will not exist any relationship between third parties and the ASSOCIATES and CO-ASSOCIATES.

SIXTEENTH. EXCLUSIVITY AND PREFERENCE RIGHTS: During the standing of this present contract the ASSOCIATES expressly commit themselves to abstain of disposing by any possible legal manner of the mining rights that correspond to them from the CONCESSION in the understanding that if be their wish to dispose of same, the ASSOCIATING PARTY will enjoy the right of absolute preference to acquire them.

SEVENTEENTH. DURATION AND ADVANCED TERMINATION: Parties convene that the duration of this present contract is subject to a 10 years term as of the date of signature and ratification of same and the advanced termination of same will be subject to the previous agreement taken by both parties.

The advanced termination of this contract will not liberate any of the parties from complying to the obligations that must be complied with prior to the effective date of termination.

EIGHTEENTH. NON COMPLIANCE AND CANCELLATION: Parties convene that in case that any of them does not comply with any of the obligations assumed by virtue of the granting of this present contract, the party or parties harmed will have the right to forcefully oblige compliance to the obligations not complied with on one hand, and on the other, the cancellation of the contract as well as the payment of an indemnity for harms and damages in both cases.

Parties agree that in the supposition that any of the ASSOCIATES or CO-ASSOCIATES cede, transfer, lien, burden or limit in any way, either totally or partially the rights the first ones own regarding the CONCESSION, this present contract will terminate in advance per judicial order. In this case, the ASSOCIATE disposing of the mining rights he own on the CONCESSION must pay in favor of the ASSOCIATING PARTY the amount equivalent to 10% (ten per cent) of the counterclaim convened in the operation of transfer of right that took place.

The termination of this contract per the reasons given will not liberate any of the parties from complying to the obligations that should have been carried out prior to the date of cancellation.

NINETEENTH. LIQUIDATION AND DISSOLUTION: Parties convene that upon the termination of this present contract, the Partnership in Association that was established will be liquidated and dissolved heeding the provision set in articles 234 to 249 of the General Law of Mercantile Societies.

TWENTIETH. CONFIDENTIALITY: PARTIES expressly commit themselves to keep in a confidential manner the totality of past, present and future information related with this instrument, and extending same obligation when disclosed to any private person or corporation.

The PARTY recipient of confidential information must limit access to it to its representatives or employees who, under a justified and reasonable cause, should request access to such and information. In such cases, PARTIES must extend same confidentiality obligation to the persons confidential information is disclosed to.

For purposes of this present clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY prior to the subscription of this agreement; 2. Information that is to date or in the future considered as public domain, if and ever such consideration did not derive from a non compliance by any of the PARTIES to the stipulation of this clause, or; 3. Information that must be disclosed to per law or an administrative or judicial mandate from competent authorities, including those of the Stock Exchange, both in the United States of Mexico or abroad.

In case of not complying PARTIES expressly reserve to themselves the actions that per law correspond to them, both in administration and judiciary, in order to claim indemnity for damages and harms caused, as well as the application of sanctions that may take place.

TWENTY FIRST. FISCAL OBLIGATIONS: Upon being registered and inscribed before the Federal Taxpayers Registry, as well as being to date in their income tax payments and other contributions corresponding to them to date, PARTIES agree that each will defray in separate tax payments that individually pertain to each in compliances to the terms and conditions of this present instrument, complying thus with the applicable and current fiscal legislation, and committing themselves to liberate their counterpart of any fiscal responsibility that might be imputed contrary to this clause by competent authorities.

TWENTY SECOND. LABOR RELATIONS: In order to comply with the obligations that each PARTY contracts by virtue of the subscription of this contract, they state that they will act as completely independent entities, and thus, under no reason will it be understood that there exists a labor relationship between them and, in consequence disregarding the possibility of applying the labor legislation and of the current legislation of social security and under no assumption will they be able to hire employees or workers in the name or representation of their counterparts.

In relation to their own workers and employees, PARTIES state that there does not exist a labor relationship between workers and employees of the ASSOCIATING PARTY with those of the ASSOCIATES and CO-ASSOCIATES nor of this latter with the former; Thus, PARTIES state being the employers of their own workers and employees complying in this manner with the current and applicable labor and social security legislation to be complied with in favor of such subjects.

Consequently, PARTIES commit themselves to free their counterpart of any labor and social security responsibility that might be imputed against them contrary to this clause in relation to their own workers and employees under the terms of the applicable and current labor and social security legislation.

TWENTY THIRD. PARTIES’ CONVENTIONAL ADDRESSES: The ASSOCIATING PARTY agrees to indicate as its conventional address for anything referring to notifications among which are, in addition to others, those for notifications of law suits, filing for same and which is Calle California 5101, Suite 206 Colonia “Haciendas Santa Fe” of the city of Chihuahua, State of Chihuahua and the ASSOCIATES and CO-ASSOCIATES jointly state as their conventional address Calle 10, number 1831, Colonia “Rubén Jaramillo” of this city of Los Mochis, Ahome, Sinaloa.

TWENTY FOURTH. MODIFICATIONS: The terms and conditions of this present contract can only be modified by virtue of modifying agreements between the parties. To such agreements must be added as annexes ordinary copy of this contract always vying for a complete interpretation of the terms and conditions that the parties agreed on.

TWENTY FIFTH. APPLICABLE LAW: This present contract will abide by and will be interpreted in accordance with the General Law of Mercantile Societies, the Code of Commerce and the Federal Civil Code and thus, is considered a mercantile contract.

TWENTY SIXTH. JURISDICTION AND COMPETENCE: In the event that they arise controversies related with the validity, interpretation, execution and compliance of this contract, parties expressly state to submit themselves to the competent judicial authorities of the Common Code of Law of the Judicial District of Ahome, with residence in the city of Los Mochis, Sinaloa, for all legal effects.

GRANTORS

“AMERICAN METAL MINING”, S. A. DE C. V. REPRESENTED BY ITS

SOLE ADMINISTRATOR, MR. RAMIRO TREVIZO LEDEZAMA.

“ASSOCIATING PARTY”

Signature

CELERINO GODÍNEZ APODACA, PER HIMSELF AND AS LEGAL

REPRESENTATIVE AND JUDICIAL PROXY OF MESSRS. SERGIO ESTEBAN BETANCOURT PINTADO, HILARIO GALVÁN, SERGIO GODÍNEZ CARRIÓN AND RUBÉN GRANDE GARCIA.

“ASSOCIATES”

Signature

GUADALUPE NÁVAREZ COTA

“CO-ASSOCIATE”

Signature

______________________________________________

_

Jaime Humberto Ceceña Imperial, Attorney

Public Notary Lumber 143

Blvd. Juan de Dios Bátiz N° 86 Ote. Int. 7 Altos C. P. 81200

Phone (668) 8-189381 Fax (668) 8-156780

notaria143@hotmail.com

Los Mochis, Ahoma, Sinaloa, México

At the city of Los Mochis, Municipality of Ahome, State of Sinaloa, United States of Mexico, on the 1st day of the month of July of the year 2010, befote, JAIME HUMBERTO CECEÑA IMPERIAL, ATTORNEY AND Public Notary Lumber 143 in exercise and residing within the Municipality of Ahome and Notary Office located on Boulevard Juan de Dios Bátiz number 86-7 of this city, address where there appeared: Mr. RAMIRO TREVIZO LEDEZMA as legal representative and sole administrator of the company “AMERICAN METAL MINING, S.A. DE C.V.”, who by his general data states being a Mexican citizen, of age, married, native of Colonia Pacheco, Chihuahua, Chihuahua where he was born on the 4th of September of the year 1956, and occupied in mining and his address being calle Obregón, Colonia Quintas del Sol, Chihuahua, Chihuahua and who identified himself with voters card folio number 0708062123849 issued by the Federal Electors Institute; Mr. CELERINO GODÍNEZ APODACA as legal representative and judicial proxy of Messrs. SERGIO ESTEBAN BETANCOURT PINTADO, HILARIO GUEVARA GALVÁN, SERGIO GODÍNEZ CARRIÓN AND RUBÉN GRANDE who per his general data states being a Mexican citizen, of age, bachelor, native of Palo Verde, El Fuerte, Sinaloa and accidentally in this city, identified himself with voters cars folio 092501202102 issued by the Federal Electors Institute and Mr. GUADALUPE NÁVAREZ COTA as Co-associate who per his general data states being a Mexican citizen, married, of age, native of this city where he was born on the 28th October 1955 and his occupation being a contractor and addressed at calle Río Fuerte number 1966, Fraccionamiento Viñedos of this city, identified himself with voters card folio numner 0000043365688 issued by the Federal Electors Institute, and all of whom I give faith of knowing them personally as well as their legal capacity for contracting and oblige themselves, states that on this date they ratify in whole the contents and signatures of this present contract which consists of a PARTNERSHIP IN ASSOCIATION CONTRACT written of sixteen useful pages and that having been edited as per their intentions and wishes, they acknowledge as their own the signatures at bottom as being the ones they use in all formal acts and in ratification of the above they sign it again in my presence as Public Notary and so I GIVE FAITH.

Signature

RAMIRO TREVIZO LEDEZMA

Sole Administrator of the company named

“AMERICAN METAL MINING”

“Associating Party”

Signature

CELERINO GODÍNEZ APODACA

As Legal Representative and Judicial Proxy of

Messrs. Sergio Esteban Betancourt Pintado, Hilario

Guevara Galván, Sergio Godínez Carrión and

Rubén Grande García.

“Associates”

Signature

GUADALUPE NÁVAREZ COTA

“Co-Associate”

BEFORE ME

Signature

(Seal)

JAIME HUMBERTO CECEÑA IMPERIAL

Attorney and Public Notary Lumber 143

________________________________________________________